Exhibit 32.1

                               CERTIFICATION 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
                              ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clemmy Technologies Corp. (the "Company") on Form 10-KSB for the year ending December 31, 2005 (the "Report"), I, Michael Kauffman, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/  Michael Kauffman
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Michael Kauffman, President and Director
April 14, 2006